Exhibit 99.1

Impinj Reports Fourth Quarter and Full Year 2023 Financial Results

SEATTLE, WA, February 8, 2024– Impinj, Inc. (NASDAQ: PI), a leading RAIN RFID provider and Internet of Things pioneer, today released its financial results for the fourth quarter and year ended December 31, 2023.

“2023 was another year of solid growth despite market headwinds, with annual revenue crossing the $300 million threshold for the first time,” said Chris Diorio, Impinj co-founder and CEO. “We delivered four quarters of positive adjusted EBITDA, successfully defended our intellectual property and introduced market-leading new products. As we continue driving our bold vision to connect every item in our everyday world, we remain confident in our market position and energized by the opportunities ahead.”

Fourth Quarter 2023 Financial Summary

•
Revenue of $70.7 million
•
GAAP gross margin of 47.9%; non-GAAP gross margin of 50.9%
•
GAAP net loss of $15.2 million, or loss of $0.56 per diluted share using 27.1 million shares
•
Adjusted EBITDA of $3.0 million
•
Non-GAAP net income of $2.5 million, or income of $0.09 per diluted share using 28.3 million shares

Full Year 2023 Financial Summary

•
Revenue of $307.5 million
•
GAAP gross margin of 49.4%; non-GAAP gross margin of 51.9%
•
GAAP net loss of $43.4 million, or loss of $1.62 per diluted share using 26.8 million shares
•
Adjusted EBITDA of $21.8 million
•
Non-GAAP net income of $19.8 million, or income of $0.70 per diluted share using 28.4 million shares

A reconciliation between GAAP and non-GAAP information is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” sections below.

First Quarter 2024 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the first quarter of 2024 (in millions, except per share data):

Three Months Ending
March 31, 2024
Revenue	$72.0 to $75.0
GAAP Net loss	($16.0) to ($14.5)
Adjusted EBITDA income	$3.0 to $4.5
GAAP Weighted-average shares — basic and diluted	27.20 to 27.40
GAAP Net loss per share — basic and diluted	($0.59) to ($0.53)
Non-GAAP Net income	$2.2 to $3.7
Non-GAAP Weighted-average shares — basic	27.20 to 27.40
Non-GAAP Weighted-average shares — diluted	28.40 to 28.60
Non-GAAP Net income per share — basic	$0.08 to $0.14
Non-GAAP Net income per share — diluted	$0.08 to $0.13

A reconciliation between GAAP and non-GAAP financial measures is provided in the "Non-GAAP Financial Measures" section below.

Conference Call Information

Impinj will host a conference call today, February 8, 2024 at 5:00 p.m. ET / 2:00 p.m. PT to discuss its fourth-quarter and full-year 2023 results, as well as its outlook for its first-quarter 2024. Interested parties may access the call by dialing +1-412-317-1863. A live webcast and replay will also be available on the company’s website at investor.impinj.com. Following the call, a telephonic replay will be available for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 4299421.

Management’s prepared written remarks, along with quarterly financial data, will be made available on the Impinj’s website at investor.impinj.com along with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our strategy, investment plans and prospects, statements regarding conditions in the markets in which we compete as well as the broader economy, and our financial guidance and considerations for the first quarter of 2024 and future periods.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj (NASDAQ: PI) helps businesses and people analyze, optimize, and innovate by wirelessly connecting billions of everyday things — such as apparel, automobile parts, luggage, and shipments — to the Internet. The Impinj platform uses RAIN RFID to deliver timely data about these everyday things to business and consumer applications, enabling a boundless Internet of Things. www.impinj.com

Impinj is a registered trademark of Impinj, Inc. All other trademarks are the property of their owners.

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For more information, contact:

Investor Relations

Andy Cobb, CFA

Vice President, Strategic Finance

+1-206-315-4470

ir@impinj.com

Media Relations
Jill West
Vice President, Strategic Communications
+1 206-834-1110
jwest@impinj.com

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	December 31, 2023	December 31, 2022
Assets:
Current assets:
Cash and cash equivalents	$94,793	$19,597
Short-term investments	18,440	154,148
Accounts receivable, net	54,919	49,996
Inventory	97,172	46,397
Prepaid expenses and other current assets	4,372	5,032
Total current assets	269,696	275,170
Long-term investments	—	19,200
Property and equipment, net	44,891	39,027
Intangible assets, net	13,913	—
Operating lease right-of-use assets	9,735	10,490
Other non-current assets	1,478	1,969
Goodwill	19,696	3,881
Total assets	$359,409	$349,737
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$8,661	$25,024
Accrued compensation and employee related benefits	8,519	9,048
Accrued and other current liabilities	8,614	2,925
Current portion of operating lease liabilities	3,373	3,122
Current portion of deferred revenue	1,713	2,250
Total current liabilities	30,880	42,369
Long-term debt	281,855	280,244
Operating lease liabilities, net of current portion	9,360	11,066
Deferred tax liabilities, net	2,911	118
Deferred revenue, net of current portion	272	349
Total liabilities	325,278	334,146
Stockholders' equity:
Common stock, $0.001 par value	27	26
Additional paid-in capital	463,900	403,599
Accumulated other comprehensive income (loss)	355	(1,249)
Accumulated deficit	(430,151)	(386,785)
Total stockholders' equity	34,131	15,591
Total liabilities and stockholders' equity	$359,409	$349,737

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Revenue	$70,651	$76,590	$307,539	$257,800
Cost of revenue	36,781	36,422	155,557	119,916
Gross profit	33,870	40,168	151,982	137,884
Operating expenses:
Research and development	21,136	18,982	88,562	74,106
Sales and marketing	10,445	9,655	41,123	37,894
General and administrative	15,730	11,577	60,828	45,465
Amortization of intangibles	1,398	—	4,953	—
Restructuring costs	—	(102)	—	(102)
Total operating expenses	48,709	40,112	195,466	157,363
Income (loss) from operations	(14,839)	56	(43,484)	(19,479)
Other income, net	1,024	1,150	4,644	2,517
Induced conversion expense	—	—	—	(2,232)
Interest expense	(1,215)	(1,207)	(4,848)	(4,923)
Loss before income taxes	(15,030)	(1)	(43,688)	(24,117)
Income tax benefit (expense)	(150)	(117)	322	(184)
Net loss	$(15,180)	$(118)	$(43,366)	$(24,301)
Net loss per share — basic and diluted	$(0.56)	$(0.00)	$(1.62)	$(0.95)
Weighted-average shares — basic and diluted	27,089	26,005	26,752	25,539

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Year Ended
	December 31,
	2023	2022
Operating activities:
Net loss	$(43,366)	$(24,301)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	13,623	6,044
Stock-based compensation	47,986	42,443
Accretion of discount or amortization of premium on investments	(1,637)	(233)
Amortization of debt issuance costs	1,611	1,601
Loss on fixed asset disposal	—	57
Induced conversion expense related to convertible notes	—	2,232
Deferred tax expense	(931)	—
Revaluation of acquisition-related contingent consideration liability	1,570	—
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable	(3,713)	(14,547)
Inventory	(49,577)	(24,439)
Prepaid expenses and other assets	1,625	852
Accounts payable	(12,303)	7,371
Accrued compensation and employee related benefits	(1,119)	2,683
Accrued and other liabilities	(591)	(215)
Operating lease right-of-use assets	2,607	3,414
Operating lease liabilities	(3,308)	(4,126)
Deferred revenue	(1,859)	1,805
Net cash provided by (used in) operating activities	(49,382)	641
Investing activities:
Purchases of investments	—	(205,749)
Proceeds from sales of investments	13,372	—
Proceeds from maturities of investments	144,401	114,750
Proceeds from sale of property and equipment	234	279
Purchases of intangible assets	(250)	—
Purchases of property and equipment	(18,592)	(12,079)
Business acquisitions, net of cash acquired	(23,357)	—
Net cash provided by (used in) investing activities	115,808	(102,799)
Financing activities:
Proceeds from exercise of stock options and employee stock purchase plan	8,736	15,416
Payment of 2019 Notes	—	(17,564)
Net cash provided by (used in) financing activities	8,736	(2,148)
Effect of exchange rate changes on cash and cash equivalents	34	—
Net increase (decrease) in cash and cash equivalents	75,196	(104,306)
Cash and cash equivalents
Beginning of period	19,597	123,903
End of period	$94,793	$19,597

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, our key non-GAAP performance measures include adjusted EBITDA and non-GAAP net income, as defined below. We use adjusted EBITDA and non-GAAP net income as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We believe these measures provide useful information for period-to-period comparisons of our business to allow investors and others to understand and evaluate our operating results in the same manner as our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from similarly termed non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement and related costs; induced conversion expense; other income, net; interest expense; acquisition related expense and related purchase accounting adjustments; and income tax benefit (expense). During the year ended December 31, 2023, we revised our definition of adjusted EBITDA to exclude acquisition related expenses, related purchase accounting adjustments, and amortization of intangibles in connection with our Voyantic Oy acquisition. We have excluded these costs and expenses because we do not believe they reflect our core operations and us excluding them enables more consistent evaluation of our operating performance. The revision to our definition of adjusted EBITDA did not impact adjusted EBITDA for any previously reported periods because there was no impact of a similar nature in such prior periods affecting comparability.

Non-GAAP Net Income

We define non-GAAP net income as net income (loss), excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement and related costs; induced conversion expense; acquisition related expense and related purchase accounting adjustments; and the corresponding income tax impacts of adjustments to net income (loss).During the year ended December 31, 2023, we revised our definition of non-GAAP net income to adjust for acquisition related expenses, related purchase accounting adjustments, and amortization of intangibles in connection with our Voyantic Oy acquisition. The revision to our definition of non-GAAP net income did not impact non-GAAP net income for any previously reported periods because there was no impact of a similar nature in such prior periods affecting comparability. During the year ended December 31, 2023, we further revised our definition of non-GAAP net income to adjust for income tax effects of adjustments to net income (loss), calculated at the statutory rate for current and historical periods. We have revised the prior period amounts to conform to our current period presentation.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
GAAP Gross margin	47.9%	52.4%	49.4%	53.5%
Adjustments:
Depreciation and amortization	2.3%	1.2%	1.8%	1.4%
Purchase accounting adjustments	0.0%	0.0%	0.1%	0.0%
Stock-based compensation	0.7%	0.2%	0.6%	0.6%
Non-GAAP Gross margin	50.9%	53.8%	51.9%	55.5%

GAAP Net loss	$(15,180)	$(118)	$(43,366)	$(24,301)
Adjustments:
Depreciation and amortization	3,889	1,588	13,623	6,044
Induced conversion expense	—	—	—	2,232
Stock-based compensation	12,307	10,213	47,986	42,443
Restructuring costs	—	(102)	—	(102)
Acquisition related expenses	1,596	—	3,272	—
Purchase accounting adjustments	—	—	388	—
Other income, net	(1,024)	(1,150)	(4,644)	(2,517)
Interest expense	1,215	1,207	4,848	4,923
Income tax expense (benefit)	150	117	(322)	184
Adjusted EBITDA	$2,953	$11,755	$21,785	$28,906

GAAP Net loss	$(15,180)	$(118)	$(43,366)	$(24,301)
Adjustments:
Depreciation and amortization	3,889	1,588	13,623	6,044
Induced conversion expense	—	—	—	2,232
Stock-based compensation	12,307	10,213	47,986	42,443
Restructuring costs	—	(102)	—	(102)
Acquisition related expenses	1,596	—	3,272	—
Purchase accounting adjustments	—	—	388	—
Income tax effects of adjustments (1)	(110)	(1,089)	(2,100)	(2,474)
Non-GAAP Net income	$2,502	$10,492	$19,803	$23,842

Non-GAAP Net income per share:
Basic	$0.09	$0.40	$0.74	$0.93
Diluted	$0.09	$0.37	$0.70	$0.87
GAAP and non-GAAP Weighted-average shares — basic	27,089	26,005	26,752	25,539

GAAP Weighted-average shares — diluted	27,089	26,005	26,752	25,539
Dilutive shares from stock plans	1,255	2,147	1,632	1,811
Dilutive shares from 2021 Notes	—	—	—	127
Non-GAAP Weighted-average shares — diluted	28,344	28,152	28,384	27,477
(1) The tax effects of the adjustments are calculated using the statutory rate, taking into consideration the nature of the item and relevant taxing jurisdictions.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited – calculated at the midpoint of the outlook range)

Three Months Ending
March 31,
2024
GAAP Net loss	$(15,201)
Adjustments:
Forecasted Depreciation and amortization	4,152
Forecasted Stock-based compensation	12,691
Forecasted Restructuring costs	1,850
Forecasted Interest expense	1,258
Forecasted Other income, net	(850)
Forecasted Income tax expense	(200)
Adjusted EBITDA	$3,700

GAAP Net loss	$(15,201)
Adjustments:
Forecasted Depreciation and amortization	4,152
Forecasted Stock-based compensation	12,691
Forecasted Restructuring costs	1,850
Forecasted Income tax effects of adjustments	(509)
Non-GAAP Net income	$2,983

GAAP Net loss per share — basic and diluted	$(0.56)
Non-GAAP Net income per share
Basic	$0.11
Diluted	$0.10

GAAP weighted-average shares — basic and diluted	27,300

Non-GAAP weighted-average shares — basic	27,300
Dilutive shares from stock plans	1,200
Non-GAAP weighted-average shares — diluted	28,500